SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 23, 2003
                                  -------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      1-13794              13-3818402
           --------                      -------              ----------
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
        incorporation)                   Number)         Identification Number)


1000 Boardwalk
Atlantic City, New Jersey                                          08401
-------------------------                                          -----
(Address of Principal Executive Offices)                         (Zip Code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.    Description

99.1           News Release, dated July 23, 2003, of Trump Hotels & Casino
               Resorts, Inc.

Item 9. Regulation FD Disclosure.

     The information set forth under this Item 9 is intended to be furnished under this Item 9 and also under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filings.

     Filed as Exhibit 99.1 hereto is a News Release, dated July 23, 2003, issued by Trump Hotels & Casino Resorts, Inc.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TRUMP HOTELS & CASINO RESORTS, INC.
Date:  July 23, 2003               By:/s/ John P. Burke
                                      ------------------------------------------
                                   Name:  John P. Burke
                                   Title: Executive Vice President and Corporate
                                          Treasurer





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                                  EXHIBIT INDEX

Exhibit No.                              Description

99.1   News Release, dated July 23, 2003, of Trump Hotels & Casino Resorts, Inc.